UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1998



                              CARNIVAL CORPORATION
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             (Exact name of registrant as specified in its charter)



 Republic of Panama                      1-9610                  59-1562976
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 (State of other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)




3655 N.W. 87th Avenue, Miami, Florida                              33178-2428
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (305) 599-2600


                                 Not Applicable
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

                  On January 15, 1998, Carnival Corporation consummated the issuance of $200 million aggregate principal amount of its Debentures Due January 15, 2028 (the "Debentures"). Bear, Stearns & Co. Inc. and Lehman Brothers Inc. served as Underwriters for the offering of the Debentures (the "Offering"). Attached hereto as Exhibits 1 and 4 are copies of the applicable Underwriting Agreement and Officers' Certificate which set forth the terms of the Debentures.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)               EXHIBITS:

                  The exhibits listed below relate to the Registration Statement (No. 33-50947) on Form S-3 of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.


Exhibit No.                   Description of Exhibit
-----------                   ----------------------

1 Underwriting Agreement dated January 6, 1998 between the Registrant and Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

4 Officers' Certificate dated January 15, 1998 pursuant to Sections 3.1 and 3.3 of the Indenture, which has attached thereto as an Exhibit a form of 6.65% Debentures Due January 15, 2028 of the Registrant.


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                                     Page 3




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CARNIVAL CORPORATION



Dated:  January 27, 1998                    By:      /s/ Howard S. Frank
                                                     -------------------
                                                     Howard S. Frank,
                                                     Vice Chairman and
                                                     Chief Financial Officer






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                                     Page 4


                                  Exhibit Index
                                  -------------


Exhibit No.                              Description of Exhibit
-----------                              ----------------------

1 Underwriting Agreement dated January 6, 1998 between the Registrant and Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

4 Officers' Certificate dated January 15, 1998 pursuant to Sections 3.1 and 3.3 of the Indenture, which has attached thereto as an Exhibit a form of 6.65% Debentures Due January 15, 2028 of the Registrant.



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